UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 6, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: FORM OF RESTRICTED STOCK AGREEMENT FOR EXECUTIVE OFFICERS
EX-10.2: FORM OF RESTRICTED STOCK AGREEMENT FOR NON-MANAGEMENT DIRECTORS
EX-10.3: FORM OF RESTRICTED STOCK UNIT AGREEMENT FOR EXECUTIVE OFFICERS
EX-10.4: FORM OF RESTRICTED STOCK UNIT AGREEMENT FOR NON-MANAGEMENT DIRECTORS

ITEM 1.01. Entry Into a Material Definitive Agreement.
     On July 6, 2006, the Compensation Committee of the Board of Directors of OSI Pharmaceuticals, Inc. (“OSI”) approved the grant of restricted equity to OSI’s executive officers and non-management members of the Board of Directors of OSI. These grants represent the non-stock option portion of the annual equity grants to such persons. Paul Chaney, our Executive Vice President and President, (OSI) Eyetech, did not receive a restricted equity grant as he previously received an annual equity grant in December 2005. The forms of restricted stock agreements and restricted stock unit agreements for executive officers and non-management members of the Board of Directors of OSI are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement for Executive Officers of OSI.

10.2	Form of Restricted Stock Agreement for Non-Management Directors of OSI.

10.3	Form of Restricted Stock Unit Agreement for Executive Officers of OSI.

10.4	Form of Restricted Stock Unit Agreement for Non-Management Directors of OSI.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2006	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement for Executive Officers of OSI.

10.2	Form of Restricted Stock Agreement for Non-Management Directors of OSI.

10.3	Form of Restricted Stock Unit Agreement for Executive Officers of OSI.

10.4	Form of Restricted Stock Unit Agreement for Non-Management Directors of OSI.